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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2005

                                  Novelis Inc.
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             (Exact name of registrant as specified in its charter)

                 CANADA                   001-32312
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      (State or other jurisdiction       (Commission     (I.R.S. Employer
            of incorporation)           File Number)    Identification No.)

     3399 Peachtree Road NE Suite 1500 Atlanta, Georgia       30326
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          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (404) 814-4210


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 24, 2005, Novelis Inc. announced the appointment of David J. FitzPatrick, special advisor to the chief executive officer of Tyco International Ltd., to the Novelis Board of Directors, effective immediately. A copy of this release is attached hereto as exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1     Press Release issued by Novelis Inc., on March 24, 2005.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          NOVELIS INC.
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                                                          (Registrant)

Date March 24, 2005

                                                          /s/ David Kennedy
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                                                          David Kennedy
                                                          Secretary